Loss Per Share (Tables)	6 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Schedule of computation of basic and diluted loss per common share
	For the Six Months Ended December 31,
	2021	2020

Net loss attributable to BIT BROTHER LTD’s Shareholders	$(3,417,379)	$(681,041)

Loss per share- basic and diluted	$(0.06)	$(0.09)

Weighted Average Shares Outstanding-Basic and Diluted	55,507,725	7,237,052